UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
______________________

(State or other jurisdiction of incorporation):	July 10, 2018

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  500 Jackson Street P.O. Box 3005  Columbus, IN  47202-3005
(Address of principal executive offices, including zip code)

           (812) 377-5000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2018, the Board of Directors (the “Board”) of Cummins Inc. (the “Company”) adopted and approved an amendment to the special meeting provisions of the Company’s By-Laws, as amended and restated (the “By-Laws”), to provide that the percentage of outstanding shares of capital stock of the Company required for shareholders to call a special meeting be reduced from not less than 25% to not less than 10% (the “Amendment”).  The Board adopted and approved the Amendment in response to a shareholder proposal that received majority support at the May 2018 Annual Meeting of Shareholders.

The Amendment restated Article I, Section 1.2(b) of the By-Laws in its entirety to read as follows:

(b) Subject to the provisions of this Section 1.2(b) and all other applicable sections of these By-Laws, a special meeting of the shareholders of the Corporation shall be called by the Secretary of the Corporation (the “Secretary”) upon written request (a “Special Meeting Request”) to the Secretary by one or more Eligible Holders (as defined below) representing not less than 10% of the voting power of all outstanding shares of capital stock of the Corporation (the “Requisite Percentage”); provided that only shares of capital stock that are determined to be “Net Long Shares” in accordance with this Section 1.2(b) shall be counted in determining whether the Eligible Holders requesting the meeting represent the Requisite Percentage.

The Amendment became effective upon Board approval on July 10, 2018.  A copy of the Amendment, as well as the By-Laws, as amended and restated, are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.                          Financial Statements and Exhibits.

(a)            Not applicable.

(b)            Not applicable.

(c)            Not applicable.

(d)            Exhibits.  The following exhibits are being filed herewith.

EXHIBIT INDEX

Exhibit Number

3.1                                        Amendment to By-Laws.

3.2                                        By-Laws, as amended and restated, effective as of July 10, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2018

CUMMINS INC.
/s/ Mark J. Sifferlen Mark J. Sifferlen Corporate Secretary